Exhibit 99.1

SUBSCRIPTION AGREEMENT

MoneyOnMobile, Inc.
500 N Akard St.
Dallas, TX 75201

Ladies and Gentlemen:
1.    Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from MoneyOnMobile, Inc., a Texas corporation (the “Company”) the number of units (the “Units”) set forth on the signature page hereto at a purchase price of $0.60 per Unit (the “Share Price”), for the aggregate subscription price set forth on the signature page hereto (the “Purchase Price”). Each Unit consists of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a 5 year warrant in the form attached hereto as Exhibit B (each, a “Warrant” and collectively, the “Warrants”) to purchase one fifth (1/5) of one share of Common Stock at an exercise price of $1.00 per share. The minimum investment is $15,000. If this subscription is accepted, the Company will signify such acceptance by executing counterparts of this Subscription Agreement and causing one such mutually executed counterpart to be returned to the undersigned.
2.     This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, including all attachments, schedules and exhibits hereto (the “Subscription Agreement”), relating to the offering (the “Offering”) by the Company up to a maximum of 10,000,000 Units ($10,000,000) (the “Maximum Offering Amount”). The Company, at its sole discretion and without notice to any Purchaser or Purchasers, may engage registered broker-dealers to offer and sell Units (each a “Placement Agent”). The Company may pay each Placement Agent a commission of up to 10% of the gross proceeds received by the Company from the sale of Units sold by the respective Placement Agent. The Company may also reimburse any Placement Agent for accountable expenses and or non-accountable expenses in an amount equal up to 3% of the aggregate gross proceeds of Units sold by the respective Placement Agent.
3.    Payment. The undersigned shall cause the Purchase Price to be deposited in the escrow account (the “Escrow Account”) of Sichenzia Ross Ference Kesner LLP, (the “Escrow Agent”), as escrow agent for the Company, as follows:
(a)    by check or money order made payable to the order of, or endorsed to the order of, “Sichenzia Ross Ference Kesner LLP, as Escrow Agent for MoneyOnMobile, Inc.”, and delivered to 61 Broadway, 32nd Floor, New York, NY 10006, Attn: Darrin Ocasio; or
(b)    by wire transer of immediately available funds to:
Citibank
153 East 53rd Street
23rd Floor
New York, NY 10022

A/C of Sichenzia Ross Ference Kesner LLP
A/C#:         4974921703
ABA#:         021000089
SWIFT Code:    CITIUS33
Ref: MoneyOnMobile

Exhibit 99.1

The Escrow Account is a non-interest-bearing account. Funds deposited in the Escrow Account will be held for the Purchaser's benefit, and will be returned promptly, without interest or offset, if (i) this Subscription Agreement is not accepted by the Company or (ii) the Offering is terminated without the Company withdrawing the undersigned’s proceeds from the Escrow Account. Together with the undersigned’s payment of the Purchase Price, the undersigned is delivering a properly completed and executed Omnibus Signature Page in the form attached hereto as Exhibit A. The Omnibus Signature Page will serve as the signature page to this Subscription Agreement and the Escrow Agreement, the form of which is attached hereto as Exhibit C (the “Escrow Agreement”).
4.    Closing.
(a)    First Closing. Following the Company’s receipt of subscriptions for Units, at any time at the sole discretion of the Company, a closing will occur to effect the purchase and sale of such Units (the “First Closing”).
(b)    Subsequent Closings.      The Company, and the Placement Agent as the case may be, may continue to offer and accept subscriptions for the Units and conduct additional closings (each, a “Subsequent Closing”) for the sale of such Units after the First Closing and until the termination of the Offering. Unless earlier terminated by agreement of the Company and the Placement Agent, this Offering will continue until February 28, 2017, which termination date may be extended, without notice and at the sole discretion of the Company, for up to 60 days. There may be more than one Subsequent Closing. The date of any subsequent closing is referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, no more than the Maximum Amount of Units will be sold at the First Closing and all Subsequent Closings.
The First Closing and any applicable Subsequent Closings are each referred to in this Subscription Agreement as a “Closing.” The First Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date.”
(c)    Closing Deliveries. At or within 3 business days of each Closing, the Company shall deliver to the Purchaser (or if the case may be to the respective Placement Agent on behalf of such Purchaser) against delivery by the Purchasers of the Purchase Price (as provided above) duly executed certificates representing the Common Stock and the Warrants.
5.    Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole, the Offering of Units is terminated or the Offering Amount is not raised, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.
6. Representations and Warranties of the Purchaser.
The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:
(a) None of the shares of Common Stock or the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to the Subscription Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser

Exhibit 99.1

understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) or the provisions of Regulation S as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;
(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Subscription Agreement and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;
(c)     All documents, records, and books pertaining to the investment in the Units (including, without limitation, this Subscription Agreement) have been made available for inspection by such Purchaser and its Advisers, if any;
(d) In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time
(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;
(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Subscription Agreement;
(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;
(h) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to a Placement Agent, if any, or as otherwise described in the Subscription Agreement);
(i) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

Exhibit 99.1

(j) The Purchaser is not relying on the Company and the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;
(k) The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;
(l) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Appropriate notations will be made in the Company's stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Units. There can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;
(m) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL
(n) The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks;
(o) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;
(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will

Exhibit 99.1

not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;
(q) The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Subscription Agreement and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;
(r) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent, if any, in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Subscription Agreement. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;
(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;
(t) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;
(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Subscription Agreement were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

Exhibit 99.1

(v) Within five (5) days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company, or the Placement Agent is subject;
(w) The Purchaser's substantive relationship with the Placement Agent or subagent through which the Purchaser is subscribing for Units predates the Placement Agent's or such subagent's contact with the Purchaser regarding an investment in the Units;
(x) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;
(y) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;
(z) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers.
1 - These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs

Exhibit 99.1

These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;
(aa) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure 2, or any immediate family member3 or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(bb) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

2 - A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
3 - “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 - A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Exhibit 99.1

7.    Representations by the Company.
The Company hereby represents and warrants to the Purchaser as follows:
(a)    Organization. The Company is a company duly organized and validly existing under the Laws of the State of Texas and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is in good standing under the Laws of Texas.
(b)    Due Authorization; Enforceability. The Company has all right, corporate power and authority to enter into, execute and deliver this Subscription Agreement and the Escrow Agreement. The execution and delivery by the Company of this Subscription Agreement and the Escrow Agreement and the compliance by the Company with each of the provisions of this Subscription Agreement and the Escrow Agreement are within the corporate power and authority of the Company and have been duly authorized by all requisite corporate and other action of the Company. This Subscription Agreement and the Escrow Agreement have been duly and validly executed and delivered by the Company, and this Subscription Agreement and the Escrow Agreement constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally and for limitation imposed by general principles of equity, regardless of whether enforcement is sought at law or in equity and insofar as indemnification and contribution provisions may be limited by applicable Law.
(c)    Subsidiaries. Except as set forth in the SEC Reports, the Company does not own any securities or other interests in any corporation or other Person having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
(d)    Capitalization.
(i)    As of December 1, 2016, before giving effect to the transactions contemplated hereby, the authorized capital of the Company consists of (i) 1,000,000 shares of preferred stock, of which 2,200 shares of Series D Preferred Stock and 2,530 shares of Series E Preferred are issued and outstanding and (ii) 200,000,000 shares of Common Stock, of which 56,060,235 are issued and outstanding. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable.
(ii)    Except as set forth in the SEC Reports, as defined below, there are no (i) outstanding subscriptions, warrants, options, calls, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, conversion rights, exchange rights, or commitments or rights of any character relating to or entitling any Person to purchase or otherwise acquire any equity securities of the Company or requiring the Company to issue or sell any equity securities, (ii) obligations or securities convertible into or exchangeable for shares of any equity securities of the Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities, (iii) statutory preemptive rights or preemptive rights granted under the organizational documents of the Company, or (iv) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to the Company. There are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the purchase, sale, transfer or voting of the outstanding shares of equity securities of the Company. There are no commitments under which the Company is obligated to repurchase, redeem, retire or otherwise acquire any equity securities of the Company.

Exhibit 99.1

(iii)    The Units, when issued and delivered in accordance with the terms of this Subscription Agreement, will be duly authorized and validly issued and outstanding, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities Laws, including, but not limited to, the Texas Statutes.
(iv)    The Common Stock issuable upon the exercise of the Warrants will have been validly reserved for issuance, and when issued, will be duly authorized, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities laws, including, but not limited to, the Texas Statutes.
(e)    SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).

(f)    Litigation. Except as set forth in the SEC Reports, there is no claim, action, suit, investigation or proceeding (“Litigation”) pending or, to the Company’s knowledge, threatened before any court, arbitrator or other governmental entity. Except as disclosed in the SEC Reports, the Company is not in default under or in breach of any order, judgment, injunction or decree of any court, arbitrator or other governmental entity.
(g)    No Conflicts or Violation; Consents and Approvals. Neither the execution, delivery or performance by the Company of this Subscription Agreement or the Escrow Agreement, nor the consummation of the transactions contemplated hereby will:
(i) conflict with, or result in a breach or a violation of, any provision of the organizational documents of the Company and (ii) constitute a breach, violation or default, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any (1) law applicable to or binding on the Company or (2) provision of any commitment to which the Company is a party, except in the case of clause (a)(ii)(2), where such conflict, breach, violation or default would not result in a Material Adverse Change. “Material Adverse Change” means any material adverse change on the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole; and
(ii)    apart from the filing of a Form D with the Securities and Exchange Commission (“SEC”) after the issuance of the Units, require the Company to make or obtain the consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, or assignment by, any governmental entity or any Person that is not a governmental entity (including any party to any commitment to which the Company is a party to), except in the case of clause (b), where the failure to obtain consent would not result in a Material Adverse Change.
(h)    Compliance. Neither the Company nor its subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company or its subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether

Exhibit 99.1

or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental authority, and (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Change.
(i)    Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or its subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $500,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option, restricted stock or other compensation-related agreements under any equity plan of the Company.
(j)    Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.
(k)    Investment Company. The Company is not, and immediately after receipt of payment for the Units, and for so long as any Purchaser holds any Units, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. The Company is not controlled by an “investment company” and shall not take any actions that would cause the Company to be controlled by an “investment company”.
(l)    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 (b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as described in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market.
(m)    No Payment of Transfer Taxes. No transfer, documentary, stamp, sales, use and other taxes have been or will be required or imposed by reason of, the transfer of the Units to the Purchasers.
(n)    Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
(o)    Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and

Exhibit 99.1

Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
8.    Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and the Placement Agent, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9.    Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.
10.    Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.
11.    Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.
12.    Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Common Stock or the Warrants shall be made only in accordance with all applicable laws.
13.    Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.
14.    Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:
(a)    Arbitration is final and binding on the parties.
(b)    The parties are waiving their right to seek remedies in court, including the right to a jury trial.
(c)    Pre-arbitration discovery is generally more limited and different from court proceedings.

Exhibit 99.1

(d)    The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.
(e)    The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(f)    All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.
15.    Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall file such notices and related documents as necessary to permit the Units to be sold without registration under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).
16.    Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.
17.    Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or The Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company or The Company, including any scientific, technical, trade or business secrets of the Company or The Company and any scientific, technical, trade or business materials that are treated by the Company or The Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company or The Company and confidential information obtained by or given to the Company or The Company about or belonging to third parties.
18.    Miscellaneous.
(a) This Subscription Agreement, together with the Escrow Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.
(b) The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.
(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription

Exhibit 99.1

Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.
(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.
(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.
(f)    Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.
(g)    The Purchaser understands and acknowledges that there may be multiple closings for this Offering.
19.    Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the Escrow Agreement pertaining to the issuance by the Company of the shares of Common Stock and Warrants to subscribers pursuant to the Subscription Agreement. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Escrow Agreement, with the same effect as if each of such separate but related agreement were separately signed.

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Exhibit 99.1

INVESTOR INFORMATION
Investor Name(s): (As is will appear on the Securities Purchased)
Individual Executing Profile or Trustee (If Applicable):
SSN / Federal I.D. #	Marital Status:
Date of Birth:	Joint Party Date of Birth:
Investment Experience (Years):	Joint Party is Spouse? yes no
Date of Organization (entities):
Total Assets (for entities, including irrevocable trusts, only):

Primary Street Address:
Primary City, State & Zip Code:
Home Phone:	Home Fax:
Mobile Phone:	Email:

Employer:
Type of Business:
Business Street Address:
Business City, State & Zip Code:
Business Phone:	Business Fax:

SECURITIES DELIVERY INSTRUCTIONS (Check One)
Please deliver my securities to the Primary address listed above.
Please hold my securities in book-entry form with the Issuer or the Transfer Agent, if applicable.
Please deliver my securities to the following address:

[Signature Page Follows]

Exhibit 99.1

Signature Page

SIGNATURE PAGE
By execution and delivery of this signature page, you (the “Investor”) hereby subscribe to purchase the Unit(s) indicated below, for the aggregate purchase price indicated below, pursuant to the terms and conditions of the Subscription Agreement (the “Subscription Agreement”). You further (i) acknowledge and agree that you have read and understand the Subscription Agreement, including the representations and warranties in the section entitled “Representations and Warranties of the Purchaser,” (ii) represent and warrant that the statements contained in the Subscription Agreement are complete and accurate with respect to you, and (iii) acknowledge and agree that your offer to subscribe to purchase the Unit(s) indicated below, for the aggregate purchase price indicated below, is irrevocable and that the Company may decline to accept your offer in its sole discretion.

INVESTOR:

If Investor is an Individual:

Print Name:

Signature:

Social Security # or Fed ID #:

Print Name (if joint investment):

Signature:

Social Security # or Fed ID #

If Investor is an entity:

Name of Signatory:

Signature:

Title:

Telephone No.

Social Security # or Fed ID #

Street Address

Street Address - 2nd line

City, State, Zip

Investment Amount:

Number of Units Purchased: ___________________
Purchase Price Per Unit: $0.60
Aggregate Purchase Price:
Date:
THE COMPANY: Agreed and accepted as of the _____ day of ____________________, 201__. MONEYONMOBILE, INC., a Texas corporation By: ________________________________ Name: Title:

Exhibit 99.1

EXHIBIT A

Accredited investor
Certification

Exhibit 99.1

CERTIFICATE FOR INDIVIDUAL INVESTORS

If the investor is an individual, including married couples and IRA accounts of individual investors, pleased complete, date and sign this Certificate. The undersigned certifies that the representations and responses below are true and accurate:
The investor has full power and authority to invest in the Company.

If the investment is to be held jointly, each investor must execute and deliver the Omnibus Signature Page and initial their indivicual investor status.
Individual		Joint Tenants
IRA		Tenants in Common
Tenants in the Entirety		Community Property
 Grantor of a Revocable Trust (Identify each grantor and indicate under what circumstances the trust is revocable by the grantor.): _____________________________________________________________________________________  Check if any Grantor is deceased, disabled or legally incompetent.
_________________________________________________________________________________________________________

INDIVIDUAL INVESTOR STATUS

In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

Annual Income: ________________________________		Net Worth: ________________________________	Liquid Net Worth: ________________________________
1	(Initial if Applicable)
I certify that I have a net worth, or joint net worth with my spouse, in excess of $1 million. For purposes of the foregoing net worth calculation, I have excluded my/our primary residence, and I have not included any indebtedness secured by my/our primary residence as a liability, unless the amount of such indebtedness exceeds the fair market value of my/our primary residence at the time of purchase, in which event the amount of such indebtedness that exceeds the fair market value of my/our primary residence is included as a liability in determining my net worth or my joint net worth with my spouse.

2	(Initial if Applicable)
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

3	(Initial if Applicable)	I certify that I am a director or executive officer of the Company.

Exhibit 99.1

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS)

(a) Please describe your current employment, including the company by which you are employed and its principal business:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b) Please describe any college or graduate degrees held by you:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(c) Please list types of prior investments:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(d) Please state whether you have you participated in other private placements before:

YES_______NO_______

(e) If your answer to question 7(d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Financial Services Companies
Frequently	____________	____________	____________
Occasionally	____________	____________	____________
Never	____________	____________	____________

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES_______NO_______

(g) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES_______NO_______
(h) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______NO_______

(i) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______NO_______

Exhibit 99.1

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS) (Continued)

(j) Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______NO_______

If Yes, please describe:

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____________________________________
Name of FINRA Member Firm

By: ________________________ Date: ___________
Authorized Officer

INDIVIDUAL CERTIFICATION
The undersigned certifies that the representations and responses above are true and accurate and further certifies that the undersigned has the authority to execute and deliver the Subscription Agreement and to take other actions with respect thereto.

The undersigned further certifies under penalty of perjury that:
(a) The undersigned’s correct social security / federal taxpayer identification number is set forth above, and
(b) The undersigned is not subject to backup withholding.

Investor Name:	Investor Name (if joint investment):
By (Signature) :	By (Signature) :
Date:	Date:

Exhibit 99.1

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, FOUNDATION AND JOINT INVESTORS
If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

Limited Partnership	General Partnership
Limited Liability Company	Corporation
Irrecoverable Trust	Pension, Profit Sharing, Money Purchase, Keogh or 401(k) Plan; IRA or other employee benefit plan
Other form of organization: _________________________________________________________________________________
Indicate the approximate date the undersigned entity was formed: _____________________________________________________
NOTE: PLEASE PROVIDE A COPY OF THE ORGANIZATIONAL DOCUMENTATION. (i.e., Article of Incorporation, Partnership Agreement, Operating Agreement, Trust Agreement, etc.)
FOR ERISA PLANS ONLY:
Is the Investor a “Benefit Plan Investor” or acquiring the Unit(s) on behalf of any entity which is a “Benefit Plan Investor,” as such term is defined in Appendix A (for entities only, including IRA investors)?
yesno
Investors answering “yes” above, please check each box that accurately describes the Investor:
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS a “Benefit Plan Investor” but IS NOT an “ERISA Investor” as such terms are defined in Appendix A.
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), but IS NOT subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
Please notify the Company immediately if you checked the above box and the ERISA Investor subsequently becomes subject to Title I of ERISA.
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that IS subject to Title I of ERISA.

If the Investor answered “yes” above, is the Investor obligated to file an annual return/report on an IRS Form 5500 Series form?
yes *no
                   * Investors answering “yes” please provide the following information:
Investor’s plan name:
Investor’s plan number:
Name of plan sponsor:
EIN of plan sponsor:

Exhibit 99.1

ENTITY FORM OF PAYMENT
Wire funds will be made from my outside account according to the wiring instructions contained herein.
Other:___________________ (specify form of payment).

ENTITY INVESTOR STATUS
In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1	(Initial if Applicable)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2	(Initial if Applicable)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
3	(Initial if Applicable)	An insurance company as defined in Section 2(13) of the Securities Act;
4	(Initial if Applicable)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
5	(Initial if Applicable)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
6	(Initial if Applicable)
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7	(Initial if Applicable)
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8	(Initial if Applicable)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
9	(Initial if Applicable)
Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000;

10	(Initial if Applicable)
A trust (including a revocable trust and an irrevocable trust) ,with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Securities Act; or

11	(Initial if Applicable)
An entity (other than an irrevocable trust) in which all of the equity owners* qualify under any of the above subparagraphs described herein. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and have each equity owner complete and deliver the Certification for Individual Investors (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s): ____________________________________________________________________________________________________________________________________________________________________________

Exhibit 99.1

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES)

(a) Please list types of prior investments:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b) Please state whether you have you participated in other private placements before:

YES_______NO_______

(c) If your answer to question 12(b) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Financial Services Companies
Frequently	____________	____________	____________
Occasionally	____________	____________	____________
Nevery	____________	____________	____________

(d) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______NO_______

(e) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______NO_______

(f) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______NO_______

(g) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______NO_______

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Exhibit 99.1

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES) (Continued)
  (h) Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______NO_______

If Yes, please describe:

______________________________________________________________________
______________________________________________________________________

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____________________________________
Name of FINRA Member Firm

By: ________________________ Date: ___________
Authorized Officer

[Remainder of page intentionally left blank]

Exhibit 99.1

ENTITY CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate:

The investor has been duly formed and validly exists and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Subscription Agreement on behalf of the Investor and to take other actions with respect thereto and certifies further that the Subscription Agreement has been duly and validly executed on behalf of the undersigned entity and constitutes a legal and binding obligation of the undersigned entity.
The undersigned further certifies under penalty of perjury that:
(a) The undersigned’s correct federal taxpayer identification number is set forth above, and
(b) The undersigned is not subject to backup withholding.

Investor Name:
By (Signature):
Name (Print):
Title:
Date: